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Today's Date: August 22, 2000
Performance From Inception Through June 30, 2000
Including Annual Rollover				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Average Annual Total Return	Offer to End Date	Return
Select Ten Portfolio
Series B	5/17/91	147.72%	10.45%	6/1/98 - 7/9/99	8.04%
Series A	1/3/92	119.97%	9.72%	2/4/99 - 3/10/00	-15.59%
Series C	9/1/92	146.06%	12.18%	9/28/98 - 10/29/99	11.44%
Series 3	7/22/96	36.70%	8.25%	8/3/98 - 9/10/99	11.05%
Series 5	11/1/96	18.52%	4.75%	11/16/98 - 12/17/99	2.36%
Series J	1/2/97	6.57%	1.84%	1/11/99 - 2/11/00	-18.07%
Series 1	2/25/97	-3.85%	-1.17%	3/8/99 - 4/7/00	-6.03%
Series 2	4/28/97	2.67%	0.83%	5/10/99 - 6/9/00	-19.83%
Series 4	9/3/97	-5.89%	-2.13%	9/8/98 - 10/15/99	8.75%

Select S&P Industrial Portfolio
Series A	1/22/97	15.42%	4.26%	2/17/99 - 3/24/00	-19.41%
Series B	2/24/97	13.86%	3.95%	3/29/99 - 4/28/00	-19.95%
Series C	4/21/97	17.52%	5.18%	5/3/99 - 6/2/00	-19.06%
Series D	6/9/97	-1.76%	-0.58%	6/15/98 - 7/23/99	7.93%
Series E	7/21/97	-2.56%	-0.88%	7/27/98 - 8/27/99	1.39%
Series F	9/8/97	13.21%	4.51%	9/14/98 - 10/15/99	-1.91%
Series G	10/20/97	-0.83%	-0.31%	10/26/98 - 12/3/99	5.03%
Series H	12/2/97	-4.60%	-1.81%	12/14/98 - 1/14/00	-10.68%
Series J	1/8/98	-6.66%	-2.75%	1/11/99 - 2/11/00	-25.77%

Select Growth Portfolio
Series A	2/14/95	523.00%	40.52%	2/25/99 - 4/5/00	151.04%
Series B	6/6/95	83.91%	12.77%	5/18/98 - 6/18/99	-13.99%
Series C	8/1/95	49.54%	8.53%	8/24/98 - 10/1/99	43.53%
Series D	11/1/95	175.34%	24.24%	12/1/98 - 1/7/00	193.63%

Standard & Poor's Intrinsic Value Portfolio
Series C	11/21/96	78.39%	17.40%	12/14/98 - 1/14/00	33.38%
Series A	4/2/97	85.19%	20.90%	4/19/99 - 5/19/00	13.36%
Series B	8/6/97	36.78%	11.40%	8/10/98 - 9/10/99	27.02%

Select Ten United Kingdom Portfolio
Series B	6/21/93	45.86%	5.52%	6/1/98 - 7/9/99	-0.46%
Series C	9/28/93	56.29%	6.83%	9/28/98 - 10/29/99	19.62%
Series A	1/5/94	41.92%	5.54%	2/4/99 - 3/10/00	-6.20%
Series 3	7/22/96	37.50%	8.41%	8/3/98 - 9/10/99	6.80%
Series 5	11/1/96	28.59%	7.11%	11/16/98 - 12/17/99	14.84%
Series 1	2/25/97	36.86%	9.83%	3/8/99 - 4/7/00	-1.33%
Past performance is no indication of future results. Principal value, unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Return figures represent changes in unit price plus reinvestment of income and principal distributions and reflect deduction of maximum applicable sales charges and expenses. Average Annualized Return differs from Most Recently Completed Portfolio because the figures reflect different performance periods and a reduced sales charge on annual rollovers.

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